SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2021
Note 21 - SUBSEQUENT EVENTS
21.	SUBSEQUENT EVENTS

Acquisition of La Preciosa – On October 27, 2021, the Company announced it has entered into a share purchase agreement (the “Transaction”) to indirectly acquire through the purchase of the shares of certain holding companies, the La Preciosa Property (“La Preciosa”) from Coeur Mining, Inc. (“Coeur”).

Consideration of $20 million, of which $15 million is payable at the closing of the Transaction from Avino’s cash on hand and the remaining $5 million is payable before the first anniversary of the closing date.

Additionally, Avino will issue 14.0 million units (the “Units”), each comprising one common share and one-half of a common share purchase warrant (each full warrant, a “Warrant”).

Contingent cash consideration of US$8.75 million will be payable by Avino to Coeur within 12 months of initial production at La Preciosa. Avino may elect to pay up to half of the contingent cash consideration in Avino shares. Coeur will retain ownership of a 1.25% net smelter return royalty on the Gloria and Abundancia areas of La Preciosa, and a 2.00% gross value royalty on all areas of La Preciosa other than the Gloria and Abundancia areas.

So long as Coeur holds 10% or more of the outstanding shares of Avino, Coeur has the option to nominate one director for election to the Avino board or designate a board observer. At closing, Coeur has also been granted pre-emptive rights to maintain its equity ownership position in Avino and has entered into a voting agreement with Avino.

The completion of the proposed Transaction is subject to a number of customary conditions precedent, as well as, the authorization of the Mexican Federal Economic Competition Commission, approval of the issuance of the Unit consideration and contingent payment amount by the NYSE American, the Toronto Stock Exchange, and any other necessary third party approvals. The Closing of the Transaction is expected to occur during Q1 2022.